Everest Funds

Everest3 Fund

Everest America Fund

5805 S. 86th Circle

P.O. Box 27395

Omaha, NE 68127

(866) 232-3837

www.everestfund.com

Supplement dated November 1, 2002

To Prospectuses dated January 8, 2002

In order to continue improving the quality of service to our shareholders, Everest Funds have appointed a new Transfer Agent and Fund Accounting firm, Mutual Shareholder Services, LLC, effective November 1, 2002.  The change will not affect the status of your account or your investment in Everest3 Fund or Everest America Fund (the “Funds”).

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in any of the Funds should be directed to the following address effective November 1, 2002:

Everest Funds

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Purchases by wire should be directed to the following instructions, also effective November 1, 2002:

U.S. Bank, N.A.

Cincinnati, OH 45249

ABA # 042000013

DDA # 130100788426

Account Name: Everest Funds

Fund Name

Shareholder Account#

Shareholder Name

If you currently have or want internet access with the Funds in order to look up information on your investment, log on to www.everestfund.com after November 1, 2002 and follow the instructions to view your account information. If you do not want internet access, there is no action required on your part.

The Funds' phone number will remain the same, (866) 232-3837.

Since inception, the manager entered into an agreement with Pflug Koory, LLC to assist it in the day-to-day management and provide other advisory services to the Funds.  By mutual agreement the parties have elected to not renew that agreement.  Therefore, effective November 1, 2002, Everest Funds Management, LLC will be solely responsible for providing management and other advisory services to the Funds.  Douglas M. Larson, the manager’s Chief Investment Officer, will continue to serve as lead portfolio manager to the Funds and be primarily responsible for the day-to-day management of the Funds’ portfolios.  The change will not affect the status of your account or your investment in The Everest Funds.

We want you to know we appreciate your business and your interest in the Funds.

Sincerely,

/s/ Douglas M. Larson

Douglas M. Larson, Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE